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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITOR'S CONSENT

To the Board of Directors and Stockholders of Network Appliance, Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 33-99638, 333-25277, 333-40307, 333-41384, 333-53776 and 333-57378 on Form S-8
of our report dated May 10, 2002, appearing in this Annual Report on Form 10-K of Network Appliance, Inc. for the year ended April 30, 2002.


DELOITTE & TOUCHE LLP

San Jose, California
June 26, 2002